EXHIBIT 99.1

  NEW YORK, January 25, 1999 -- American Express Company today reported record net income for 1998 of $2.14 billion, 8 percent higher than net income of $1.99 billion a year ago. Diluted earnings per share rose 12 percent to $4.63 compared with $4.15. Revenues totaled $19.1 billion, up 8 percent from $17.8 billion. The Company's return on equity was 24 percent. The 1998 results include several first-quarter items: a credit loss provision at American Express Bank relating to its Asia/Pacific portfolio, a gain on the sale of First Data Corporation shares and a preferred dividend based on Lehman Brothers earnings. Excluding these items, income increased 11 percent to $2.2 billion and diluted earnings per share grew 15 percent to $4.76.

  These results were in line with American Express' long-term targets of 12-15 percent earnings per share growth and at least 8 percent growth in revenues, but were at the low end of the range. Return on equity exceeded the Company's long-term target of 18-20 percent.

  For the fourth quarter, American Express reported net income of $530 million, up 8 percent from $493 million a year ago. On a diluted per share basis, net income increased 12 percent to $1.16 from $1.04 a year ago.

  Travel Related Services (TRS) reported record net income for 1998 of $1.36 billion, up 17 percent from $1.16 billion a year ago.

  TRS' net revenues increased 8 percent from the prior year, reflecting higher billed business in the United States and internationally, as well as growth in cardmember loans, wider interest margins and higher travel commissions and fees. Higher spending per cardmember and growth in average cards outstanding led to the increase in billed business. Growth in spending per Cardmember resulted from several factors, including the benefits of rewards programs and expanded merchant coverage. Growth in billed business continued to support the Company's position as the single largest card issuer in the world. The number of total cards in force at year-end reflects substantial growth in cards outside the United States, offset by the cancellation of 1.6 million U.S. Government cards, effective November 30, 1998, due to the Company's decision to withdraw from the U.S. Government Card business.

  The increase in billed business was particularly noteworthy because of the slowdown in many international markets, slower growth in the U.S. card industry, and general tightening by corporations of travel and entertainment expenses in the latter half of the year. The increase in travel commissions and fees is primarily due to acquisitions during the year, which increased revenues and expenses, but did not have a material impact on earnings.

  Provisions for losses on charge cards declined as a result of improved loss rates. Provisions for the lending portfolio rose, primarily reflecting a higher level of loans outstanding. Human resource expenses rose, mainly due to increased business volumes and acquisitions. The increase in other operating expenses resulted in part from the cost of Cardmember loyalty programs.

  TRS reported record fourth quarter net income in 1998 of $326 million, a 16 percent increase over the $281 million reported a year ago.

  American Express Financial Advisors (AEFA) reported record net income for 1998 of $818 million, up 16 percent from $707 million reported a year ago.

  Revenue and earnings growth benefited from higher fee revenues due to an increase in managed assets and sales of mutual funds. The increase in managed assets was aided by low redemption rates relative to the industry. AEFA reported record sales of mutual funds and investment certificates in 1998. Sales of annuities and life and other insurance products declined.

  Human resources expenses rose, largely reflecting compensation costs associated with higher sales and asset levels, as well as costs to support business growth. Other operating expenses rose, primarily from increased spending on technology and other costs related to higher business volumes and investments to build the business.

  Assets owned, managed or administered increased to a record $212 billion. The number of financial advisors, including advisors added through the acquisition of Securities America, this year surpassed 10,000 for the first time, reaching 10,350 at year-end.

  AEFA reported record fourth quarter net income in 1998 of $209 million, a 14 percent increase over $183 million in 1997.

  American Express Bank/Travelers Cheque (AEB/TC) reported 1998 net income of $43 million compared with $272 million a year ago. The 1998 results include a $213 million ($138 million after-tax) first quarter credit loss provision related to AEB's business in the Asia/Pacific region, particularly Indonesia. The prior year's results included approximately $96 million ($62 million after-tax) of increased recognition of recoveries on abandoned property related to the Travelers Cheque business, which is included in other revenues.

  The continuing economic downturn in Asia contributed to declines in net interest income and commissions, fees and other revenue. This decline was partially offset by higher foreign exchange trading revenues, primarily in Asia.

  AEB/TC reported fourth quarter 1998 net income of $36 million compared with $66 million a year ago.

  Corporate and Other reported 1998 net expenses of $84 million, compared with $152 million a year ago. The current year includes income of $106 million ($78 million after-tax) in the first quarter representing: a $60 million gain ($39 million after-tax) from sales of common stock of First Data Corporation and a $46 million preferred stock dividend ($39 million after-tax) based on earnings from Lehman Brothers. Both years include the Company's share of the Travelers Inc. net income participation under an agreement related to the 1993 sale of the Shearson Lehman Brothers Division, which was offset by expenses related to a portion of business building and technology-related initiatives.

  Corporate and Other reported fourth quarter 1998 net expenses of $41 million, compared with $37 million a year ago.

  American Express Company (http://www.americanexpress.com), founded in 1850, is a global travel, financial and network services provider.

                       American Express Company
                       ------------------------
                           Financial Summary
                           -----------------
                              (Unaudited)
(Dollars in millions)
                                        Quarter Ended
                                         December 31,
                                        -------------  Percentage
                                        1998     1997   Inc/(Dec)
                                        ----     ----  ----------
Revenues by Industry Segment (A)
--------------------------------
  Travel Related Services              $3,545  $3,236      9.6 %
  American Express Financial Advisors   1,345   1,202     11.9
  American Express Bank/
   Travelers Cheque                       239     283    (15.7)
                                       ------  ------
                                        5,129   4,721      8.6
  Corporate and Other, including
   adjustments and eliminations           (67)    (47)   (42.6)
                                       ------  ------

CONSOLIDATED REVENUES (A)              $5,062  $4,674      8.3
                                       ======  ======

Pretax Income by Industry Segment
---------------------------------
  Travel Related Services                $483    $439     10.0
  American Express Financial Advisors     304     259     17.3
  American Express Bank/
   Travelers Cheque                         2      59    (95.9)
                                       ------  ------
                                          789     757      4.1
  Corporate and Other                     (76)    (67)   (12.1)
                                       ------  ------

PRETAX INCOME                            $713    $690      3.3
                                       ======  ======

Net Income by Industry Segment
------------------------------
  Travel Related Services                $326    $281     15.7
  American Express Financial Advisors     209     183     14.3
  American Express Bank/
   Travelers Cheque                        36      66    (46.0)
                                       ------  ------
                                          571     530      7.5
  Corporate and Other                     (41)    (37)    (7.6)
                                       ------  ------

NET INCOME                               $530    $493      7.5
                                       ======  ======

                                          Year Ended
                                         December 31,
                                         ------------  Percentage
                                         1998    1997   Inc/(Dec)
                                         ----    ----  ----------
Revenues by Industry Segment (A)
--------------------------------
  Travel Related Services               $13,237  $12,214    8.4 %
  American Express Financial Advisors     5,095    4,599   10.8
  American Express Bank/
   Travelers Cheque                       1,002    1,124  (10.9)
                                        -------  -------
                                         19,334   17,937    7.8
  Corporate and Other, including
   adjustments and eliminations            (202)    (177) (14.1)
                                        -------  -------

CONSOLIDATED REVENUES (A)               $19,132  $17,760    7.7
                                        =======  =======

Pretax Income by Industry Segment
---------------------------------
  Travel Related Services                $2,064   $1,785   15.7
  American Express Financial Advisors     1,192    1,022   16.7
  American Express Bank/
    Travelers Cheque                       (129)     249      -
                                        -------  -------
                                          3,127    3,056    2.3
  Corporate and Other                      (202)    (306)  33.9
                                        -------  -------

PRETAX INCOME                            $2,925   $2,750    6.4
                                        =======  =======

Net Income by Industry Segment
------------------------------
  Travel Related Services                $1,364   $1,164   17.1
  American Express Financial Advisors       818      707   15.7
  American Express Bank/
   Travelers Cheque                          43      272  (84.2)
                                        -------  -------
                                          2,225    2,143    3.8
  Corporate and Other                       (84)    (152)  44.9
                                        -------  -------

NET INCOME                               $2,141   $1,991    7.5
                                        =======  =======

(A) Revenues are reported net of interest expense, where applicable.


                       American Express Company
                       ------------------------
                     Financial Summary (continued)
                     ----------------------------
                             (Unaudited)

                                        Quarter Ended
                                         December 31,
                                       --------------  Percentage
                                       1998      1997   Inc/(Dec)
                                       ----      ----  ----------
EARNINGS PER SHARE

Basic
-----
  Net Income Per Common Share         $1.18     $1.07      10.3 %
                                      =====     =====
  Average common shares outstanding
     (millions)                       448.7     460.7      (2.6)
                                      =====     =====

Diluted
-------
  Net Income Per Common Share         $1.16     $1.04      11.5
                                      =====     =====
  Average common shares outstanding
     (millions)                       456.0     475.1      (4.0)
                                      =====     =====

Cash dividends declared per
  common share                       $0.225    $0.225         -
                                     ======    ======

                                         Year Ended
                                         December 31,
                                       --------------  Percentage
                                       1998      1997   Inc/(Dec)
                                       ----      ----  ----------
EARNINGS PER SHARE

Basic
-----
  Net Income Per Common Share         $4.71     $4.29       9.8 %
                                     ======    ======
  Average common shares outstanding
     (millions)                       454.4     464.2      (2.1)
                                     ======    ======

Diluted
-------
  Net Income Per Common Share         $4.63     $4.15      11.6
                                     ======    ======
  Average common shares outstanding
     (millions)                       462.8     479.2      (3.4)
                                     ======    ======

Cash dividends declared per
  common share                       $0.900    $0.900         -
                                     ======    ======

                      Selected Statistical Information
                      --------------------------------
                                (Unaudited)

                                       Quarter Ended
                                        December 31,
                                       -------------   Percentage
                                       1998     1997    Inc/(Dec)
                                       ----     ----    ---------

Return on Average Equity*              24.0 %    23.5 %       -
Common Shares Outstanding (millions)  450.5     466.4      (3.4)%
Book Value per Common Share:
     Actual                          $21.53    $20.53       4.9 %
     Pro Forma*                      $20.24    $19.29       4.9 %
Shareholders' Equity (billions)        $9.7      $9.6       1.3 %


                                        Year Ended
                                        December 31,
                                       -------------   Percentage
                                       1998     1997    Inc/(Dec)
                                       ----     ----   ----------

Return on Average Equity*              24.0 %    23.5 %      -
Common Shares Outstanding (millions)  450.5     466.4     (3.4)%
Book Value per Common Share:
     Actual                          $21.53    $20.53      4.9 %
     Pro Forma*                      $20.24    $19.29      4.9 %
Shareholders' Equity (billions)        $9.7      $9.6      1.3 %


*   Excludes the effect of SFAS No. 115.

                        American Express Company
                        ------------------------
                            Financial Summary
                            -----------------
                               (Unaudited)
(Dollars in millions)
                                                   Quarter Ended
                                                    December 31,
                                                        1998
                                                   -------------
Revenues by Industry Segment (A)
--------------------------------
     Travel Related Services                          $3,545
     American Express Financial Advisors               1,345
     American Express Bank/Travelers Cheque              239
                                                      ------
                                                       5,129
     Corporate and Other,
        including adjustments and eliminations           (67)
                                                      ------

CONSOLIDATED REVENUES (A)                             $5,062
                                                      ======

Pretax Income by Industry Segment
---------------------------------
     Travel Related Services                            $483
     American Express Financial Advisors                 304
     American Express Bank/Travelers Cheque                2
                                                      ------
                                                         789
     Corporate and Other                                 (76)
                                                      ------

PRETAX INCOME                                           $713
                                                      ======

Net Income by Industry Segment
------------------------------
     Travel Related Services                            $326
     American Express Financial Advisors                 209
     American Express Bank/Travelers Cheque               36
                                                      ------
                                                         571
     Corporate and Other                                 (41)
                                                      ------

NET INCOME                                              $530
                                                      ======

                                                   Quarter Ended
                                                   September 30,
                                                        1998
                                                   -------------
Revenues by Industry Segment (A)
--------------------------------
     Travel Related Services                            $3,339
     American Express Financial Advisors                 1,247
     American Express Bank/Travelers Cheque                255
                                                        ------
                                                         4,841
     Corporate and Other,
        including adjustments and eliminations             (54)
                                                        ------

CONSOLIDATED REVENUES (A)                               $4,787
                                                        ======

Pretax Income by Industry Segment
---------------------------------
     Travel Related Services                              $554
     American Express Financial Advisors                   308
     American Express Bank/Travelers Cheque                 20
                                                        ------
                                                           882
     Corporate and Other                                   (83)
                                                        ------

PRETAX INCOME                                             $799
                                                        ======

Net Income by Industry Segment
------------------------------
     Travel Related Services                              $362
     American Express Financial Advisors                   211
     American Express Bank/Travelers Cheque                 43
                                                        ------
                                                           616
     Corporate and Other                                   (42)
                                                        ------

NET INCOME                                                $574
                                                        ======

                                                   Quarter Ended
                                                      June 30,
                                                        1998
                                                   -------------
Revenues by Industry Segment (A)
--------------------------------
     Travel Related Services                            $3,270
     American Express Financial Advisors                 1,282
     American Express Bank/Travelers Cheque                251
                                                        ------
                                                         4,803
     Corporate and Other,
        including adjustments and eliminations             (42)
                                                        ------
CONSOLIDATED REVENUES (A)                               $4,761
                                                        ======

Pretax Income by Industry Segment
---------------------------------
     Travel Related Services                              $546
     American Express Financial Advisors                   309
     American Express Bank/Travelers Cheque                 23
                                                        ------
                                                           878
     Corporate and Other                                   (78)
                                                        ------
PRETAX INCOME                                             $800
                                                        ======

Net Income by Industry Segment
------------------------------
     Travel Related Services                              $360
     American Express Financial Advisors                   212
     American Express Bank/Travelers Cheque                 47
                                                        ------
                                                           619
     Corporate and Other                                   (41)
                                                        ------
NET INCOME                                                $578
                                                        ======


                                                   Quarter Ended
                                                      March 31,
                                                        1998
                                                   -------------
Revenues by Industry Segment (A)
--------------------------------
     Travel Related Services                            $3,083
     American Express Financial Advisors                 1,221
     American Express Bank/Travelers Cheque                257
                                                        ------
                                                         4,561
     Corporate and Other,
        including adjustments and eliminations             (40)
                                                         ------

CONSOLIDATED REVENUES (A)                               $4,521
                                                        ======

Pretax Income by Industry Segment
---------------------------------
     Travel Related Services                              $482
     American Express Financial Advisors                   271
     American Express Bank/Travelers Cheque               (174)
                                                        ------
                                                           579
     Corporate and Other                                    35
                                                        ------

PRETAX INCOME                                             $614
                                                        ======

Net Income by Industry Segment
------------------------------
     Travel Related Services                              $315
     American Express Financial Advisors                   186
     American Express Bank/Travelers Cheque                (83)
                                                        ------
                                                           418
     Corporate and Other                                    42
                                                        ------

NET INCOME                                                $460
                                                        ======

                                                   Quarter Ended
                                                    December 31,
                                                        1997
                                                   -------------
Revenues by Industry Segment (A)
--------------------------------
     Travel Related Services                            $3,236
     American Express Financial Advisors                 1,202
     American Express Bank/Travelers Cheque                283
                                                        ------
                                                         4,721
     Corporate and Other,
        including adjustments and eliminations             (47)
                                                        ------

CONSOLIDATED REVENUES (A)                               $4,674
                                                        ======

Pretax Income by Industry Segment
---------------------------------
     Travel Related Services                              $439
     American Express Financial Advisors                   259
     American Express Bank/Travelers Cheque                 59
                                                        ------
                                                           757
     Corporate and Other                                   (67)
                                                        ------

PRETAX INCOME                                             $690
                                                        ======

Net Income by Industry Segment
------------------------------
     Travel Related Services                              $281
     American Express Financial Advisors                   183
     American Express Bank/Travelers Cheque                 66
                                                        ------
                                                           530
     Corporate and Other                                   (37)
                                                        ------

NET INCOME                                                $493
                                                        ======

   (A) Revenues are reported net of interest expense, where applicable.

                       American Express Company
                       ------------------------
                     Financial Summary (continued)
                     -----------------------------
                              (Unaudited)

                                                   Quarter Ended
                                                    December 31,
                                                        1998
                                                   -------------
EARNINGS PER SHARE

Basic
-----
  Net Income Per Common Share                          $1.18
                                                      ======
  Average common shares outstanding (millions)         448.7
                                                      ======

Diluted
-------
  Net Income Per Common Share                          $1.16
                                                      ======
  Average common shares outstanding (millions)         456.0
                                                      ======

Cash dividends declared per common share              $0.225
                                                      ======


                                                   Quarter Ended
                                                   September 30,
                                                       1998
                                                   -------------
EARNINGS PER SHARE

Basic
-----
  Net Income Per Common Share                           $1.27
                                                       ======
  Average common shares outstanding (millions)          451.6
                                                       ======

Diluted
-------
  Net Income Per Common Share                           $1.25
                                                       ======
  Average common shares outstanding (millions)          459.6
                                                       ======

Cash dividends declared per common share               $0.225
                                                       ======


                                                   Quarter Ended
                                                      June 30,
                                                        1998
                                                   -------------
EARNINGS PER SHARE

Basic
-----
  Net Income Per Common Share                           $1.27
                                                       ======
  Average common shares outstanding (millions)          456.3
                                                       ======

Diluted
-------
  Net Income Per Common Share                           $1.24
                                                       ======
  Average common shares outstanding (millions)          465.3
                                                       ======

Cash dividends declared per common share               $0.225
                                                       ======


                                                   Quarter Ended
                                                      March 31,
                                                        1998
                                                    ------------
EARNINGS PER SHARE

Basic
-----
  Net Income Per Common Share                           $1.00
                                                       ======
  Average common shares outstanding (millions)          460.7
                                                       ======

Diluted
-------
  Net Income Per Common Share                           $0.98
                                                       ======
  Average common shares outstanding (millions)          469.5
                                                       ======

Cash dividends declared per common share               $0.225
                                                       ======


                                                   Quarter Ended
                                                    December 31,
                                                        1997
                                                   -------------
EARNINGS PER SHARE

Basic
-----
  Net Income Per Common Share                           $1.07
                                                       ======
  Average common shares outstanding (millions)          460.7
                                                       ======

Diluted
-------
  Net Income Per Common Share                           $1.04
                                                       ======
  Average common shares outstanding (millions)          475.1
                                                       ======

Cash dividends declared per common share               $0.225
                                                       ======

                  Selected Statistical Information
                  --------------------------------
                            (Unaudited)
                                                   Quarter Ended
                                                    December 31,
                                                        1998
                                                   -------------
Return on Average Equity*                                24.0%
Common Shares Outstanding (millions)                    450.5
Book Value per Common Share:
     Actual                                            $21.53
     Pro Forma*                                        $20.24
Shareholders' Equity (billions)                          $9.7


                                                   Quarter Ended
                                                   September 30,
                                                        1998
                                                   -------------

Return on Average Equity*                                 23.9%
Common Shares Outstanding (millions)                     452.3
Book Value per Common Share:
     Actual                                             $20.79
     Pro Forma*                                         $19.28
Shareholders' Equity (billions)                           $9.4


                                                   Quarter Ended
                                                      June 30,
                                                        1998
                                                   -------------

Return on Average Equity*                                 23.5%
Common Shares Outstanding (millions)                     456.8
Book Value per Common Share:
     Actual                                             $20.35
     Pro Forma*                                         $19.11
Shareholders' Equity (billions)                           $9.3

                                                   Quarter Ended
                                                      March 31,
                                                         1998
                                                    -------------

Return on Average Equity*                                 23.1%
Common Shares Outstanding (millions)                     461.9
Book Value per Common Share:
     Actual                                             $20.41
     Pro Forma*                                         $19.19
Shareholders' Equity (billions)                           $9.4


                                                   Quarter Ended
                                                    December 31,
                                                        1997
                                                   -------------

Return on Average Equity*                                 23.5%
Common Shares Outstanding (millions)                     466.4
Book Value per Common Share:
     Actual                                             $20.53
     Pro Forma*                                         $19.29
Shareholders' Equity (billions)                           $9.6

* Excludes the effect of SFAS No. 115.

(Preliminary)          Travel Related Services
                       -----------------------
                          Statement of Income
                          -------------------
                             (Unaudited)
(Dollars in millions)
                                      Quarter Ended
                                       December 31,
                                      -------------    Percentage
                                      1998     1997     Inc/(Dec)
                                      ----     ----    ----------
Net Revenues:
  Discount Revenue                  $1,639   $1,530        7.1 %
  Net Card Fees                        398      397        0.2
  Travel Commissions and Fees          452      402       12.5
  Other Revenues                       687      573       20.1
  Lending:
    Finance Charge Revenue             535      487        9.8
    Interest Expense                   166      153        8.2
                                    ------   ------
      Net Finance Charge Revenue       369      334       10.5
                                    ------   ------
    Total Net Revenues               3,545    3,236        9.6
                                    ------   ------
Expenses:
  Marketing and Promotion              301      309       (2.6)
  Provision for Losses and Claims:
    Charge Card                        100      201      (50.4)
    Lending                            293      239       22.4
    Other                               14       14        6.5
                                    ------   ------
      Total                            407      454      (10.3)
                                    ------   ------
  Charge Card Interest Expense         211      213       (1.3)
  Net Discount Expense                 185      139       33.2
  Human Resources                      990      805       23.0
  Other Operating Expenses             968      877       10.4
                                    ------   ------
    Total Expenses                   3,062    2,797        9.5
                                    ------   ------
Pretax Income                          483      439       10.0
Income Tax Provision                   157      158       (0.3)
                                    ------   ------
Net Income                            $326     $281       15.7
                                    ======   ======


                                       Year Ended
                                       December 31,
                                      -------------    Percentage
                                      1998     1997     Inc/(Dec)
                                      ----     ----    ----------
Net Revenues:
  Discount Revenue                  $6,115   $5,666        7.9 %
  Net Card Fees                      1,587    1,604       (1.0)
  Travel Commissions and Fees        1,647    1,489       10.7
  Other Revenues                     2,534    2,211       14.6
  Lending:
    Finance Charge Revenue           2,007    1,848        8.6
    Interest Expense                   653      604        8.2
                                    ------   ------
      Net Finance Charge Revenue     1,354    1,244        8.8
                                    ------   ------
    Total Net Revenues              13,237   12,214        8.4
                                    ------   ------
Expenses:
  Marketing and Promotion            1,130    1,027       10.1
  Provision for Losses and Claims:
    Charge Card                        701      858      (18.3)
    Lending                            922      817       12.9
    Other                               56       57       (1.3)
                                    ------   ------
      Total                          1,679    1,732       (3.0)
                                    ------   ------
  Charge Card Interest Expense         809      743        8.9
  Net Discount Expense                 665      597       11.4
  Human Resources                    3,544    3,076       15.2
  Other Operating Expenses           3,346    3,254        2.8
                                    ------   ------
    Total Expenses                  11,173   10,429        7.1
                                    ------   ------
Pretax Income                        2,064    1,785       15.7
Income Tax Provision                   700      621       12.9
                                    ------   ------
Net Income                          $1,364   $1,164       17.1
                                    ======   ======

(Preliminary)            Travel Related Services
                         -----------------------
                           Statement of Income
                           -------------------
                     (Unaudited, Managed Asset Basis)

(Dollars in millions)
                                      Quarter Ended
                                       December 31,
                                      -------------    Percentage
                                      1998     1997     Inc/(Dec)
                                      ----     ----    ----------
Net Revenues:
  Discount Revenue                  $1,639   $1,530        7.1 %
  Net Card Fees                        398      398          -
  Travel Commissions and Fees          452      402       12.5
  Other Revenues                       617      516       19.8
  Lending:
    Finance Charge Revenue             655      574       14.3
    Interest Expense                   211      186       13.6
                                    ------   ------
      Net Finance Charge Revenue       444      388       14.6
                                    ------   ------
    Total Net Revenues               3,550    3,234        9.8
                                    ------   ------
Expenses:
  Marketing and Promotion              301      309       (2.6)
  Provision for Losses and Claims:
    Charge Card                        192      255      (24.5)
    Lending                            331      269       22.8
    Other                               14       14        6.5
                                    ------   ------
      Total                            537      538          -
                                    ------   ------
  Charge Card Interest Expense         271      266        1.7
  Human Resources                      990      805       23.0
  Other Operating Expenses             968      877       10.4
                                    ------   ------
    Total Expenses                   3,067    2,795        9.8
                                    ------   ------
Pretax Income                          483      439       10.0
Income Tax Provision                   157      158       (0.3)
                                    ------   ------
Net Income                            $326     $281       15.7
                                    ======   ======

                                       Year Ended
                                       December 31,
                                      -------------    Percentage
                                      1998     1997     Inc/(Dec)
                                      ----     ----    ----------
Net Revenues:
  Discount Revenue                  $6,115   $5,666        7.9 %
  Net Card Fees                      1,584    1,609       (1.6)
  Travel Commissions and Fees        1,647    1,489       10.7
  Other Revenues                     2,225    2,002       11.3
  Lending:
    Finance Charge Revenue           2,470    2,105       17.4
    Interest Expense                   810      694       17.0
                                    ------   ------
      Net Finance Charge Revenue     1,660    1,411       17.6
                                    ------   ------
    Total Net Revenues              13,231   12,177        8.7
                                    ------   ------
Expenses:
  Marketing and Promotion            1,094      990       10.6
  Provision for Losses and Claims:
    Charge Card                        994    1,105      (10.0)
    Lending                          1,093      937       16.6
    Other                               56       57       (1.3)
                                    ------   ------
      Total                          2,143    2,099        2.1
                                    ------   ------
  Charge Card Interest Expense       1,040      973        6.9
  Human Resources                    3,544    3,076       15.2
  Other Operating Expenses           3,346    3,254        2.8
                                    ------   ------
    Total Expenses                  11,167   10,392        7.5
                                    ------   ------
Pretax Income                        2,064    1,785       15.7
Income Tax Provision                   700      621       12.9
                                    ------   ------
Net Income                          $1,364   $1,164       17.1
                                    ======   ======

This Statement of Income is provided on a Managed Asset Basis for analytical purposes only. It presents the income statement of TRS as if there had been no securitization transactions. Under Statement of Financial Accounting Standards No. 125 (SFAS No.
125), which prescribes the accounting for securitized receivables, TRS recognized a pretax gain of $36 million ($23 million after-tax) and $37 million ($24 million after-tax) in the second quarter of 1998 and the third quarter of 1997, respectively, related to the securitizations of U.S. receivables. These gains were invested in additional Marketing and Promotion expenses and had no material impact on net income or total expenses in 1998 or 1997. For purposes of this presentation such gains and the corresponding increases in Marketing and Promotion expenses have been eliminated in the years ended December 31, 1998 and 1997.


(Preliminary)              Travel Related Services
                           -----------------------
                      Selected Statistical Information
                      --------------------------------
                                (Unaudited)

(Amounts in billions, except percentages and where indicated)

                                       Quarter Ended
                                        December 31,
                                      --------------   Percentage
                                      1998      1997    Inc/(Dec)
                                      ----      ----   ----------
Total Cards in Force (millions):
  United States                       27.8      29.6      (6.1)%
  Outside the United States           14.9      13.1      14.1
                                     -----     -----
    Total                             42.7      42.7       0.1
                                     =====     =====
Basic Cards in Force (millions):
  United States                       21.7      23.3      (6.9)
  Outside the United States           11.5      10.0      15.2
                                     -----     -----
    Total                             33.2      33.3      (0.2)
                                     =====     =====
Card Billed Business:
  United States                      $44.2     $40.7       8.7
  Outside the United States           17.2      16.0       7.3
                                     -----     -----
    Total                            $61.4     $56.7       8.3
                                     =====     =====

Average Discount Rate*                2.72 %    2.73 %       -
Average Basic Cardmember
Spending (dollars)*                 $1,861    $1,731       7.5
Average Fee per Card (dollars)*        $38       $38         -

Travel Sales                          $5.6      $4.8      16.5
Travel Commissions and Fees/Sales**    8.1 %     8.4 %       -

Total Debt                           $28.0     $26.9       4.0
Shareholder's Equity                  $4.9      $4.6       6.1
Return on Average Equity***           27.8 %    25.1 %       -
Return on Average Assets***            3.3 %     3.0 %       -


                                         Year Ended
                                         December 31,
                                        ------------- Percentage
                                        1998    1997   Inc/(Dec)
                                        ----    ----  ----------
Total Cards in Force (millions):
  United States                         27.8    29.6      (6.1)%
  Outside the United States             14.9    13.1      14.1
                                       -----   -----
    Total                               42.7    42.7       0.1
                                       =====   =====
Basic Cards in Force (millions):
  United States                         21.7    23.3      (6.9)
  Outside the United States             11.5    10.0      15.2
                                       -----   -----
    Total                               33.2    33.3      (0.2)
                                       =====   =====
Card Billed Business:
  United States                       $165.6  $150.5      10.0
  Outside the United States             61.9    58.7       5.4
                                      ------  ------
    Total                             $227.5  $209.2       8.7
                                      ======  ======

Average Discount Rate*                  2.73 %  2.73 %       -
Average Basic Cardmember
  Spending (dollars)*                 $6,885  $6,473       6.4
Average Fee per Card (dollars)*          $38     $39      (2.6)

Travel Sales                           $19.9   $17.4      14.7
Travel Commissions and Fees/Sales**      8.3 %   8.6 %       -

Total Debt                             $28.0   $26.9       4.0
Shareholder's Equity                    $4.9    $4.6       6.1
Return on Average Equity***             27.8 %  25.1 %       -
Return on Average Assets***              3.3 %   3.0 %       -

  * Computed excluding Cards issued by strategic alliance partners and independent operators as well as business billed on those Cards.
 ** Computed from information provided herein.
*** Excluding the effect of SFAS No. 115.

(Preliminary)              Travel Related Services
                           -----------------------
                  Selected Statistical Information (continued)
                  --------------------------------------------
                                 (Unaudited)

(Amounts in billions, except percentages and where indicated)

                                       Quarter Ended
                                        December 31,
                                       -------------   Percentage
                                        1998    1997    Inc/(Dec)
                                        ----    ----   ----------
Owned and Managed Charge Card
 Receivables:
  Total Receivables                    $24.0   $23.5       2.1 %
  90 Days Past Due as a % of Total       2.7 %   3.1 %       -
  Loss Reserves (millions)              $897    $951      (5.6)
    % of Receivables                     3.7 %   4.0 %       -
    % of 90 Days Past Due                138 %   132 %       -
  Net Loss Ratio                        0.42 %  0.49 %       -

Owned and Managed U.S. Cardmember
  Lending:
  Total Loans                          $16.7   $14.6      14.9
  Past Due Loans as a % of Total:
    30-89 Days                           2.2 %   2.4 %       -
    90+ Days                             0.9 %   1.1 %       -
  Loss Reserves (millions):
    Beginning Balance                   $579    $556       4.1
      Provision                          285     247      15.5
      Net Charge-Offs/Other             (245)   (214)     14.8
                                       ------  ------
    Ending Balance                      $619    $589       5.1
                                       ======  =====
    % of Loans                           3.7 %   4.0 %       -
    % of Past Due                        120 %   116 %       -
   Average Loans                       $15.9   $13.9      14.9
   Net Write-Off Rate                    6.2 %   6.3 %       -
   Net Interest Yield                    9.5 %   9.4 %       -

                                        Year Ended
                                       December 31,
                                      -------------    Percentage
                                      1998     1997     Inc/(Dec)
                                      ----     ----    ----------
Owned and Managed Charge Card
 Receivables:
  Total Receivables                  $24.0    $23.5        2.1 %
  90 Days Past Due as a % of Total     2.7 %    3.1 %        -
  Loss Reserves (millions)            $897     $951       (5.6)
    % of Receivables                   3.7 %    4.0 %        -
    % of 90 Days Past Due              138 %    132 %        -
  Net Loss Ratio                      0.46 %   0.50 %        -

Owned and Managed U.S. Cardmember
  Lending:
  Total Loans                        $16.7    $14.6       14.9
  Past Due Loans as a % of Total:
    30-89 Days                         2.2 %    2.4 %        -
    90+ Days                           0.9 %    1.1 %        -
  Loss Reserves (millions):
    Beginning Balance                 $589     $488       20.8
      Provision                        961      867       10.8
      Net Charge-Offs/Other           (931)    (766)      21.6
                                     ------   ------
    Ending Balance                    $619     $589        5.1
                                     ======   ======
    % of Loans                         3.7 %    4.0 %        -
    % of Past Due                      120 %    116 %        -
 Average Loans                       $15.0    $13.3       12.8
 Net Write-Off Rate                    6.4 %    6.0 %        -
 Net Interest Yield                    9.5 %    9.1 %        -

(Preliminary)             Travel Related Services
                          -----------------------
                             Statement of Income
                             -------------------
                                 (Unaudited)
(Dollars in millions)
                                                   Quarter Ended
                                                    December 31,
                                                        1998
                                                   -------------
Net Revenues:
     Discount Revenue                                  $1,639
     Net Card Fees                                        398
     Travel Commissions and Fees                          452
     Other Revenues                                       687
     Lending:
          Finance Charge Revenue                          535
          Interest Expense                                166
                                                       ------
               Net Finance Charge Revenue                 369
                                                       ------
          Total Net Revenues                            3,545
                                                       ------
Expenses:
     Marketing and Promotion                              301
     Provision for Losses and Claims:
          Charge Card                                     100
          Lending                                         293
          Other                                            14
                                                       ------
               Total                                      407
                                                       ------
     Charge Card Interest Expense                         211
     Net Discount Expense                                 185
     Human Resources                                      990
     Other Operating Expenses                             968
                                                       ------
          Total Expenses                                3,062
                                                       ------
Pretax Income                                             483
Income Tax Provision                                      157
                                                       ------
Net Income                                               $326
                                                       ======


                                                   Quarter Ended
                                                   September 30,
                                                        1998
                                                   -------------
Net Revenues:
     Discount Revenue                                  $1,522
     Net Card Fees                                        393
     Travel Commissions and Fees                          441
     Other Revenues                                       645
     Lending:
          Finance Charge Revenue                          502
          Interest Expense                                164
                                                       ------
               Net Finance Charge Revenue                 338
                                                       ------
          Total Net Revenues                            3,339
                                                       ------
Expenses:
     Marketing and Promotion                              310
     Provision for Losses and Claims:
          Charge Card                                     148
          Lending                                         224
          Other                                            17
                                                       ------
               Total                                      389
                                                       ------
     Charge Card Interest Expense                         199
     Net Discount Expense                                 170
     Human Resources                                      924
     Other Operating Expenses                             793
                                                       ------
          Total Expenses                                2,785
                                                       ------
Pretax Income                                             554
Income Tax Provision                                      192
                                                       ------
Net Income                                               $362
                                                       ======

                                                   Quarter Ended
                                                      June 30,
                                                        1998
                                                   -------------
Net Revenues:
     Discount Revenue                                  $1,525
     Net Card Fees                                        398
     Travel Commissions and Fees                          403
     Other Revenues                                       614
     Lending:
          Finance Charge Revenue                          493
          Interest Expense                                163
                                                       ------
               Net Finance Charge Revenue                 330
                                                       ------
          Total Net Revenues                            3,270
                                                       ------
Expenses:
     Marketing and Promotion                              275
     Provision for Losses and Claims:
          Charge Card                                     236
          Lending                                         187
          Other                                            11
                                                       ------
               Total                                      434
                                                       ------
     Charge Card Interest Expense                         203
     Net Discount Expense                                 170
     Human Resources                                      843
     Other Operating Expenses                             799
                                                       ------
          Total Expenses                                2,724
                                                       ------
Pretax Income                                             546
Income Tax Provision                                      186
                                                       ------
Net Income                                               $360
                                                       ======

                                                   Quarter Ended
                                                      March 31,
                                                        1998
                                                   --------------
Net Revenues:
     Discount Revenue                                  $1,429
     Net Card Fees                                        398
     Travel Commissions and Fees                          351
     Other Revenues                                       588
     Lending:
          Finance Charge Revenue                          478
          Interest Expense                                161
                                                       ------
               Net Finance Charge Revenue                 317
                                                       ------
          Total Net Revenues                            3,083
                                                       ------
Expenses:
     Marketing and Promotion                              244
     Provision for Losses and Claims:
          Charge Card                                     218
          Lending                                         218
          Other                                            13
                                                       ------
               Total                                      449
                                                       ------
     Charge Card Interest Expense                         197
     Net Discount Expense                                 140
     Human Resources                                      787
     Other Operating Expenses                             784
                                                       ------
          Total Expenses                                2,601
                                                       ------
Pretax Income                                             482
Income Tax Provision                                      167
                                                       ------
Net Income                                               $315
                                                       ======

                                                   Quarter Ended
                                                    December 31,
                                                        1997
                                                   --------------
Net Revenues:
     Discount Revenue                                  $1,530
     Net Card Fees                                        397
     Travel Commissions and Fees                          402
     Other Revenues                                       573
     Lending:
          Finance Charge Revenue                          487
          Interest Expense                                153
                                                       ------
               Net Finance Charge Revenue                 334
                                                       ------
          Total Net Revenues                            3,236
                                                       ------
Expenses:
     Marketing and Promotion                              309
     Provision for Losses and Claims:
          Charge Card                                     201
          Lending                                         239
          Other                                            14
                                                       ------
               Total                                      454
                                                       ------
     Charge Card Interest Expense                         213
     Net Discount Expense                                 139
     Human Resources                                      805
     Other Operating Expenses                             877
                                                       ------
          Total Expenses                                2,797
                                                       ------
Pretax Income                                             439
Income Tax Provision                                      158
                                                       ------
Net Income                                               $281
                                                       ======

(Preliminary)                Travel Related Services
                             -----------------------
                               Statement of Income
                               -------------------
                         (Unaudited, Managed Asset Basis)

(Dollars in millions)
                                                   Quarter Ended
                                                    December 31,
                                                        1998
                                                    ------------
Net Revenues:
     Discount Revenue                                  $1,639
     Net Card Fees                                        398
     Travel Commissions and Fees                          452
     Other Revenues                                       617
     Lending:
          Finance Charge Revenue                          655
          Interest Expense                                211
                                                       ------
               Net Finance Charge Revenue                 444
                                                       ------
          Total Net Revenues                            3,550
                                                       ------
Expenses:
     Marketing and Promotion                              301
     Provision for Losses and Claims:
          Charge Card                                     192
          Lending                                         331
          Other                                            14
                                                       ------
               Total                                      537
                                                       ------
     Charge Card Interest Expense                         271
     Human Resources                                      990
     Other Operating Expenses                             968
                                                       ------
          Total Expenses                                3,067
                                                       ------
Pretax Income                                             483
Income Tax Provision                                      157
                                                       ------
Net Income                                               $326
                                                       ======

                                                   Quarter Ended
                                                   September 30,
                                                        1998
                                                   -------------
Net Revenues:
     Discount Revenue                                  $1,522
     Net Card Fees                                        395
     Travel Commissions and Fees                          441
     Other Revenues                                       562
     Lending:
          Finance Charge Revenue                          636
          Interest Expense                                209
                                                       ------
               Net Finance Charge Revenue                 427
                                                       ------
          Total Net Revenues                            3,347
                                                       ------
Expenses:
     Marketing and Promotion                              310
     Provision for Losses and Claims:
          Charge Card                                     224
          Lending                                         263
          Other                                            17
                                                       ------
               Total                                      504
                                                       ------
     Charge Card Interest Expense                         262
     Human Resources                                      924
     Other Operating Expenses                             793
                                                       ------
          Total Expenses                                2,793
                                                       ------
Pretax Income                                             554
Income Tax Provision                                      192
                                                       ------
Net Income                                               $362
                                                       ======


                                                   Quarter Ended
                                                      June 30,
                                                        1998
                                                   -------------
Net Revenues:
     Discount Revenue                                  $1,525
     Net Card Fees                                        393
     Travel Commissions and Fees                          403
     Other Revenues                                       536
     Lending:
          Finance Charge Revenue                          595
          Interest Expense                                197
                                                       ------
               Net Finance Charge Revenue                 398
                                                       ------
          Total Net Revenues                            3,255
                                                       ------
Expenses:
     Marketing and Promotion                              239
     Provision for Losses and Claims:
          Charge Card                                     307
          Lending                                         251
          Other                                            11
                                                       ------
               Total                                      569
                                                       ------
     Charge Card Interest Expense                         259
     Human Resources                                      843
     Other Operating Expenses                             799
                                                       ------
          Total Expenses                                2,709
                                                       ------
Pretax Income                                             546
Income Tax Provision                                      186
                                                       ------
Net Income                                               $360
                                                       ======

                                                   Quarter Ended
                                                      March 31,
                                                        1998
                                                   -------------
Net Revenues:
     Discount Revenue                                  $1,429
     Net Card Fees                                        398
     Travel Commissions and Fees                          351
     Other Revenues                                       511
     Lending:
          Finance Charge Revenue                          584
          Interest Expense                                194
                                                       ------
               Net Finance Charge Revenue                 390
                                                       ------
          Total Net Revenues                            3,079
                                                       ------
Expenses:
     Marketing and Promotion                              244
     Provision for Losses and Claims:
          Charge Card                                     273
          Lending                                         248
          Other                                            13
                                                       ------
               Total                                      534
                                                       ------
     Charge Card Interest Expense                         248
     Human Resources                                      787
     Other Operating Expenses                             784
                                                       ------
          Total Expenses                                2,597
                                                       ------
Pretax Income                                             482
Income Tax Provision                                      167
                                                       ------
Net Income                                               $315
                                                       ======

                                                   Quarter Ended
                                                    December 31,
                                                        1997
                                                   -------------
Net Revenues:
     Discount Revenue                                  $1,530
     Net Card Fees                                        398
     Travel Commissions and Fees                          402
     Other Revenues                                       516
     Lending:
          Finance Charge Revenue                          574
          Interest Expense                                186
                                                       ------
               Net Finance Charge Revenue                 388
                                                       ------
          Total Net Revenues                            3,234
                                                       ------
Expenses:
     Marketing and Promotion                              309
     Provision for Losses and Claims:
          Charge Card                                     255
          Lending                                         269
          Other                                            14
                                                       ------
               Total                                      538
                                                       ------
     Charge Card Interest Expense                         266
     Human Resources                                      805
     Other Operating Expenses                             877
                                                       ------
          Total Expenses                                2,795
                                                       ------
Pretax Income                                             439
Income Tax Provision                                      158
                                                       ------
Net Income                                               $281
                                                       ======

This Statement of Income is provided on a Managed Asset Basis for analytical purposes only. It presents the income statement of TRS as if there had been no securitization transactions. Under Statement of Financial Accounting Standards No. 125
(SFAS No. 125), which prescribes the accounting for securitized receivables, TRS recognized a pretax gain of $36 million ($23 million after-tax) in the second quarter of 1998 related to the securitization of U.S. receivables. This gain was invested in additional Marketing and Promotion expenses and had no material impact on net income or total expenses in the second quarter of 1998. For purposes of this presentation such gain and a corresponding $36 million increase in Marketing and Promotion expenses have been eliminated in the second quarter of 1998.


(Preliminary)             Travel Related Services
                          -----------------------
                      Selected Statistical Information
                      --------------------------------
                                (Unaudited)

(Amounts in billions, except percentages and where indicated)

                                                  Quarter Ended
                                                   December 31,
                                                        1998
                                                  -------------
Total Cards in Force (millions):
     United States                                      27.8
     Outside the United States                          14.9
                                                       -----
          Total                                         42.7
                                                       =====
Basic Cards in Force (millions):
     United States                                      21.7
     Outside the United States                          11.5
                                                       -----
          Total                                         33.2
                                                       =====
Card Billed Business:
     United States                                     $44.2
     Outside the United States                          17.2
                                                       -----
          Total                                        $61.4
                                                       =====

Average Discount Rate*                                  2.72 %
Average Basic Cardmember
     Spending (dollars)*                              $1,861
Average Fee per Card (dollars)*                          $38

Travel Sales                                            $5.6
Travel Commissions and Fees/Sales**                      8.1 %

Total Debt                                             $28.0
Shareholder's Equity                                    $4.9
Return on Average Equity***                             27.8 %
Return on Average Assets***                              3.3 %

                                                Quarter Ended
                                                 September 30,
                                                      1998
                                                 -------------
Total Cards in Force (millions):
     United States                                      29.5
     Outside the United States                          14.6
                                                      ------
          Total                                         44.1
                                                      ======
Basic Cards in Force (millions):
     United States                                      23.3
     Outside the United States                          11.3
                                                      ------
          Total                                         34.6
                                                      ======
Card Billed Business:
     United States                                     $41.5
     Outside the United States                          15.2
                                                      ------
          Total                                        $56.7
                                                      ======

Average Discount Rate*                                  2.72 %
Average Basic Cardmember
     Spending (dollars)*                              $1,704
Average Fee per Card (dollars)*                          $37

Travel Sales                                            $5.1
Travel Commissions and Fees/Sales**                      8.6 %

Total Debt                                             $26.9
Shareholder's Equity                                    $5.2
Return on Average Equity***                             27.1 %
Return on Average Assets***                              3.3 %

                                                  Quarter Ended
                                                      June 30,
                                                        1998
                                                   ------------
Total Cards in Force (millions):
     United States                                      29.6
     Outside the United States                          14.2
                                                      ------
          Total                                         43.8
                                                      ======
Basic Cards in Force (millions):
     United States                                      23.3
     Outside the United States                          11.0
                                                      ------
          Total                                         34.3
                                                      ======
Card Billed Business:
     United States                                     $41.4
     Outside the United States                          15.4
                                                      ------
          Total                                        $56.8
                                                      ======

Average Discount Rate*                                  2.72 %
Average Basic Cardmember
     Spending (dollars)*                              $1,717
Average Fee per Card (dollars)*                          $38

Travel Sales                                            $4.9
Travel Commissions and Fees/Sales**                      8.2 %

Total Debt                                             $24.0
Shareholder's Equity                                    $5.0
Return on Average Equity***                             26.5 %
Return on Average Assets***                              3.2 %

                                                   Quarter Ended
                                                      March 31,
                                                        1998
                                                   -------------
Total Cards in Force (millions):
     United States                                      29.5
     Outside the United States                          13.8
                                                     -------
          Total                                         43.3
                                                     =======
Basic Cards in Force (millions):
     United States                                      23.3
     Outside the United States                          10.6
                                                     -------
          Total                                         33.9
                                                     =======
Card Billed Business:
     United States                                     $38.5
     Outside the United States                          14.1
                                                     -------
          Total                                        $52.6
                                                     =======
Average Discount Rate*                                  2.74 %
Average Basic Cardmember
     Spending (dollars)*                              $1,600
Average Fee per Card (dollars)*                          $38

Travel Sales                                            $4.3
Travel Commissions and Fees/Sales**                      8.2 %

Total Debt                                             $24.9
Shareholder's Equity                                    $4.8
Return on Average Equity***                             25.7 %
Return on Average Assets***                              3.1 %

                                                   Quarter Ended
                                                    December 31,
                                                        1997
                                                   -------------
Total Cards in Force (millions):
     United States                                      29.6
     Outside the United States                          13.1
                                                     -------
          Total                                         42.7
                                                     =======
Basic Cards in Force (millions):
     United States                                      23.3
     Outside the United States                          10.0
                                                     -------
          Total                                         33.3
                                                     =======
Card Billed Business:
     United States                                     $40.7
     Outside the United States                          16.0
                                                     -------
          Total                                        $56.7
                                                     =======
Average Discount Rate*                                  2.73 %
Average Basic Cardmember
     Spending (dollars)*                              $1,731
Average Fee per Card (dollars)*                          $38

Travel Sales                                            $4.8
Travel Commissions and Fees/Sales**                      8.4 %

Total Debt                                             $26.9
Shareholder's Equity                                    $4.6
Return on Average Equity***                             25.1 %
Return on Average Assets***                              3.0 %

  * Computed excluding Cards issued by strategic alliance partners and independent operators as well as business billed on those Cards.
 **  Computed from information provided herein.
***  Excluding the effect of SFAS No. 115.

(Preliminary)             Travel Related Services
                          -----------------------
                 Selected Statistical Information (continued)
                 --------------------------------------------
                                (Unaudited)

(Amounts in billions, except percentages and where indicated)

                                                   Quarter Ended
                                                    December 31,
                                                        1998
                                                   -------------
Owned and Managed Charge Card
    Receivables:
     Total Receivables                                 $24.0
     90 Days Past Due as a % of Total                    2.7 %
     Loss Reserves (millions)                           $897
          % of Receivables                               3.7 %
          % of 90 Days Past Due                          138 %
     Net Loss Ratio                                     0.42 %

Owned and Managed U.S. Cardmember
     Lending:
     Total Loans                                       $16.7
     Past Due Loans as a % of Total:
          30-89 Days                                     2.2 %
          90+ Days                                       0.9 %
     Loss Reserves (millions):
          Beginning Balance                             $579
               Provision                                 285
               Net Charge-Offs/Other                    (245)
                                                       ------
          Ending Balance                                $619
                                                       ======
          % of Loans                                     3.7 %
          % of Past Due                                  120 %
     Average Loans                                     $15.9
     Net Write-Off Rate                                  6.2 %
     Net Interest Yield                                  9.5 %

                                                 Quarter Ended
                                                 September 30,
                                                      1998
                                                 -------------
Owned and Managed Charge Card
    Receivables:
     Total Receivables                                 $23.3
     90 Days Past Due as a % of Total                    2.7 %
     Loss Reserves (millions)                           $961
          % of Receivables                               4.1 %
          % of 90 Days Past Due                          151 %
     Net Loss Ratio                                     0.48 %

Owned and Managed U.S. Cardmember
     Lending:
     Total Loans                                       $15.4
     Past Due Loans as a % of Total:
          30-89 Days                                     2.2 %
          90+ Days                                       1.0 %
     Loss Reserves (millions):
          Beginning Balance                             $577
               Provision                                 236
               Net Charge-Offs/Other                    (234)
                                                      -------
          Ending Balance                                $579
                                                      =======
          % of Loans                                     3.8 %
          % of Past Due                                  118 %
     Average Loans                                     $15.2
     Net Write-Off Rate                                  6.4 %
     Net Interest Yield                                  9.6 %


                                                   Quarter Ended
                                                      June 30,
                                                        1998
                                                   --------------
Owned and Managed Charge Card
    Receivables:
     Total Receivables                                 $23.4
     90 Days Past Due as a % of Total                    3.1 %
     Loss Reserves (millions)                         $1,015
          % of Receivables                               4.3 %
          % of 90 Days Past Due                          142 %
     Net Loss Ratio                                     0.46 %

Owned and Managed U.S. Cardmember
     Lending:
     Total Loans                                       $14.8
     Past Due Loans as a % of Total:
          30-89 Days                                     2.3 %
          90+ Days                                       1.1 %
     Loss Reserves (millions):
          Beginning Balance                             $591
               Provision                                 219
               Net Charge-Offs/Other                    (233)
                                                       ------
          Ending Balance                                $577
                                                       ======
          % of Loans                                     3.9 %
          % of Past Due                                  115 %
     Average Loans                                     $14.5
     Net Write-Off Rate                                  6.6 %
     Net Interest Yield                                  9.5 %

                                                   Quarter Ended
                                                      March 31,
                                                        1998
                                                   --------------
Owned and Managed Charge Card
    Receivables:
     Total Receivables                                 $22.0
     90 Days Past Due as a % of Total                    3.4 %
     Loss Reserves (millions)                           $967
          % of Receivables                               4.4 %
          % of 90 Days Past Due                          131 %
     Net Loss Ratio                                     0.47 %

Owned and Managed U.S. Cardmember
     Lending:
     Total Loans                                       $14.2
     Past Due Loans as a % of Total:
          30-89 Days                                     2.5 %
          90+ Days                                       1.1 %
     Loss Reserves (millions):
          Beginning Balance                             $589
               Provision                                 221
               Net Charge-Offs/Other                    (219)
                                                      -------
          Ending Balance                                $591
                                                      =======
          % of Loans                                     4.2 %
          % of Past Due                                  117 %
     Average Loans                                     $14.2
     Net Write-Off Rate                                  6.3 %
     Net Interest Yield                                  9.6 %

                                                   Quarter Ended
                                                    December 31,
                                                        1997
                                                   -------------
Owned and Managed Charge Card
    Receivables:
     Total Receivables                                 $23.5
     90 Days Past Due as a % of Total                    3.1 %
     Loss Reserves (millions)                           $951
          % of Receivables                               4.0 %
          % of 90 Days Past Due                          132 %
     Net Loss Ratio                                     0.49 %

Owned and Managed U.S. Cardmember
     Lending:
     Total Loans                                       $14.6
     Past Due Loans as a % of Total:
          30-89 Days                                     2.4 %
          90+ Days                                       1.1 %
     Loss Reserves (millions):
          Beginning Balance                             $556
               Provision                                 247
               Net Charge-Offs/Other                    (214)
                                                      -------
          Ending Balance                                $589
                                                      =======
          % of Loans                                     4.0 %
          % of Past Due                                  116 %
     Average Loans                                     $13.9
     Net Write-Off Rate                                  6.3 %
     Net Interest Yield                                  9.4 %


(Preliminary)       American Express Financial Advisors
                    -----------------------------------
                            Statement of Income
                            -------------------
                               (Unaudited)
(Dollars in millions)
                                     Quarter Ended
                                      December 31,
                                     -------------    Percentage
                                     1998     1997     Inc/(Dec)
                                     ----     ----    ----------
Revenues:
  Investment Income                  $647     $595       8.7 %
  Management and Distribution Fees    476      404      17.8
  Other Revenues                      222      203       9.3
                                    -----    -----
    Total Revenues                  1,345    1,202      11.9
                                    -----    -----
Expenses:
  Provision for Losses and Benefits:
    Annuities                         282      298      (5.1)
    Insurance                         125      121       3.0
    Investment Certificates           101       53      88.5
                                    -----    -----
      Total                           508      472       7.6
  Human Resources                     380      321      18.4
  Other Operating Expenses            153      150       2.0
                                    -----    -----
    Total Expenses                  1,041      943      10.4
                                    -----    -----
Pretax Income                         304      259      17.3
Income Tax Provision                   95       76      24.4
                                    -----    -----
Net Income                           $209     $183      14.3
                                    =====    =====

                                        Year Ended
                                        December 31,
                                       -------------  Percentage
                                       1998     1997   Inc/(Dec)
                                       ----     ----  ----------
Revenues:
  Investment Income                   $2,437   $2,339    4.2 %
  Management and Distribution Fees     1,851    1,486   24.6
  Other Revenues                         807      774    4.3
                                      ------   ------
    Total Revenues                     5,095    4,599   10.8
                                      ------   ------
Expenses:
  Provision for Losses and Benefits:
    Annuities                          1,150    1,214   (5.2)
    Insurance                            489      452    8.2
    Investment Certificates              275      200   37.1
                                      ------   ------
      Total                            1,914    1,866    2.6
  Human Resources                      1,441    1,229   17.3
  Other Operating Expenses               548      482   13.7
                                      ------   ------
    Total Expenses                     3,903    3,577    9.1
                                      ------   ------
Pretax Income                          1,192    1,022   16.7
Income Tax Provision                     374      315   18.8
                                      ------   ------
Net Income                              $818     $707   15.7
                                      ======   ======

(Preliminary)        American Express Financial Advisors
                     -----------------------------------
                       Selected Statistical Information
                       --------------------------------
                               (Unaudited)

(Dollars in millions, except where indicated)


                                        Quarter Ended
                                         December 31,
                                        -------------  Percentage
                                        1998     1997  Inc/(Dec)
                                        ----     ----  ----------

Revenues, Net of Provisions            $ 838    $ 731     14.6 %
Investments (billions)                 $30.9    $30.7      0.5
Client Contract Reserves (billions)    $30.3    $30.2      0.3
Shareholder's Equity (billions)        $ 4.1    $ 3.7      9.4
Return on Average Equity*               22.5 %   21.8 %      -

Life Insurance in Force (billions)     $81.1    $74.5      8.9
Assets Owned, Managed or
  Administered (billions):
   Assets managed for institutions     $45.9    $40.8     12.4
   Assets owned, managed or
     administered for individuals:
      Owned Assets:
       Separate Account Assets          27.3     23.2     17.8
       Other Owned Assets               37.3     36.6      1.8
                                       -----    -----
         Total Owned Assets             64.6     59.8      8.0
      Managed Assets                    87.9     72.8     20.8
      Administered Assets               14.0      8.4     66.4
                                      ------   ------
        Total                         $212.4   $181.8     16.8
                                      ======   ======

Market Appreciation (Depreciation)
 During the Period:
  Owned Assets:
    Separate Account Assets           $4,288    $(389)       -
    Other Owned Assets                 $(243)     $46        -
  Total Managed Assets               $14,493    $(415)       -

Sales of Selected Products:
  Mutual Funds                        $4,936   $4,563      8.2
  Annuities                             $557     $795    (29.9)
  Investment Certificates               $575     $423     35.8
  Life and Other Insurance Products     $100     $115    (12.8)

Number of Financial Advisors          10,350**  8,776     17.9
Fees From Financial Plans (thousands)$18,359   16,708      9.9
Product Sales Generated from Financial
 Plans as a Percentage of Total Sales   66.8 %   65.3 %      -



                                          Year Ended
                                         December 31,
                                        -------------  Percentage
                                        1998     1997   Inc/(Dec)
                                        ----     ----  ----------

Revenues, Net of Provisions            $3,181  $2,732    16.4 %
Investments (billions)                  $30.9   $30.7     0.5
Client Contract Reserves (billions)     $30.3   $30.2     0.3
Shareholder's Equity (billions)          $4.1    $3.7     9.4
Return on Average Equity*                22.5 %  21.8 %     -

Life Insurance in Force (billions)      $81.1   $74.5      8.9
Assets Owned, Managed or
 Administered (billions):
  Assets managed for institutions      $ 45.9   $40.8     12.4
  Assets owned, managed or
   administered for individuals:
    Owned Assets:
      Separate Account Assets            27.3    23.2     17.8
      Other Owned Assets                 37.3    36.6      1.8
                                        -----   -----
        Total Owned Assets               64.6    59.8      8.0
    Managed Assets                       87.9    72.8     20.8
      Administered Assets                14.0     8.4     66.4
                                       ------   -----
        Total                          $212.4  $181.8     16.8
                                       ======  ======
Market Appreciation (Depreciation)
 During the Period:
  Owned Assets:
   Separate Account Assets             $3,547  $3,170     11.9
   Other Owned Assets                   $(110)   $262        -
  Total Managed Assets                $13,787 $11,735     17.5

Sales of Selected Products:
  Mutual Funds                        $20,766 $17,179     20.9
  Annuities                            $2,559  $3,473    (26.3)
  Investment Certificates              $1,976  $1,194     65.4
  Life and Other Insurance Products      $389    $421     (7.5)

Number of Financial Advisors           10,350** 8,776     17.9
Fees From Financial Plans (thousands) $72,366 $60,809     19.0
Product Sales Generated from Financial
  Plans as a Percentage of Total Sales   65.4 %  65.7 %      -

* Excluding the effect of SFAS No. 115.
** Includes advisors from the acquisition of Securities America in the first quarter of 1998.

(Preliminary)         American Express Financial Advisors
                      -----------------------------------
                             Statement of Income
                             -------------------
                                (Unaudited)
(Dollars in millions)
                                                    Quarter Ended
                                                     December 31,
                                                         1998
                                                    -------------
Revenues:
     Investment Income                                   $647
     Management and Distribution Fees                     476
     Other Revenues                                       222
                                                        -----
          Total Revenues                                1,345
                                                        -----
Expenses:
     Provision for Losses and Benefits:
          Annuities                                       282
          Insurance                                       125
          Investment Certificates                         101
                                                        -----
               Total                                      508
     Human Resources                                      380
     Other Operating Expenses                             153
                                                        -----
          Total Expenses                                1,041
                                                        -----
Pretax Income                                             304
Income Tax Provision                                       95
                                                        -----
Net Income                                               $209
                                                        =====

                                                    Quarter Ended
                                                    September 30,
                                                         1998
                                                    -------------
Revenues:
     Investment Income                                   $573
     Management and Distribution Fees                     476
     Other Revenues                                       198
                                                        -----
          Total Revenues                                1,247
                                                        -----
Expenses:
     Provision for Losses and Benefits:
          Annuities                                       280
          Insurance                                       122
          Investment Certificates                          43
                                                        -----
               Total                                      445
     Human Resources                                      360
     Other Operating Expenses                             134
                                                        -----
          Total Expenses                                  939
                                                        -----
Pretax Income                                             308
Income Tax Provision                                       97
                                                        -----
Net Income                                               $211
                                                        =====

                                                  Quarter Ended
                                                      June 30,
                                                        1998
                                                   -------------
Revenues:
     Investment Income                                   $603
     Management and Distribution Fees                     482
     Other Revenues                                       197
                                                        -----
          Total Revenues                                1,282
                                                        -----
Expenses:
     Provision for Losses and Benefits:
          Annuities                                       292
          Insurance                                       125
          Investment Certificates                          58
                                                        -----
               Total                                      475
     Human Resources                                      364
     Other Operating Expenses                             134
                                                        -----
          Total Expenses                                  973
                                                        -----
Pretax Income                                             309
Income Tax Provision                                       97
                                                        -----
Net Income                                               $212
                                                        =====

                                                   Quarter Ended
                                                      March 31,
                                                        1998
                                                   -------------
Revenues:
     Investment Income                                   $613
     Management and Distribution Fees                     418
     Other Revenues                                       190
                                                        -----
          Total Revenues                                1,221
                                                        -----
Expenses:
     Provision for Losses and Benefits:
          Annuities                                       297
          Insurance                                       117
          Investment Certificates                          73
                                                        -----
               Total                                      487
     Human Resources                                      336
     Other Operating Expenses                             127
                                                        -----
          Total Expenses                                  950
                                                        -----
Pretax Income                                             271
Income Tax Provision                                       85
                                                        -----
Net Income                                               $186
                                                        =====

                                                   Quarter Ended
                                                    December 31,
                                                        1997
                                                   -------------
Revenues:
     Investment Income                                   $595
     Management and Distribution Fees                     404
     Other Revenues                                       203
                                                        -----
          Total Revenues                                1,202
                                                        -----
Expenses:
     Provision for Losses and Benefits:
          Annuities                                       298
          Insurance                                       121
          Investment Certificates                          53
                                                        -----
               Total                                      472
     Human Resources                                      321
     Other Operating Expenses                             150
                                                        -----
          Total Expenses                                  943
                                                        -----
Pretax Income                                             259
Income Tax Provision                                       76
                                                        -----
Net Income                                               $183
                                                        =====

(Preliminary)         American Express Financial Advisors
                      -----------------------------------
                        Selected Statistical Information
                        --------------------------------
                                  (Unaudited)

(Dollars in millions, except where indicated)
                                                    Quarter Ended
                                                     December 31,
                                                         1998
                                                    -------------
Revenues, Net of Provisions                              $838
Investments (billions)                                  $30.9
Client Contract Reserves (billions)                     $30.3
Shareholder's Equity (billions)                          $4.1
Return on Average Equity*                                22.5 %

Life Insurance in Force (billions)                      $81.1
Assets Owned, Managed or
   Administered (billions):
     Assets managed for institutions                    $45.9
     Assets owned, managed or administered
        for individuals:
          Owned Assets:
               Separate Account Assets                   27.3
               Other Owned Assets                        37.3
                                                       ------
                    Total Owned Assets                   64.6
          Managed Assets                                 87.9
          Administered Assets                            14.0
                                                       ------
               Total                                   $212.4
                                                       ======
Market Appreciation (Depreciation) During
   the Period:
     Owned Assets:
          Separate Account Assets                      $4,288
          Other Owned Assets                            $(243)
     Total Managed Assets                             $14,493

Sales of Selected Products:
     Mutual Funds                                      $4,936
     Annuities                                           $557
     Investment Certificates                             $575
     Life and Other Insurance Products                   $100

Number of Financial Advisors                           10,350
Fees From Financial Plans (thousands)                 $18,359
Product Sales Generated from Financial
     Plans as a Percentage of Total Sales                66.8 %


                                                    Quarter Ended
                                                    September 30,
                                                         1998
                                                    -------------

Revenues, Net of Provisions                              $802
Investments (billions)                                  $30.8
Client Contract Reserves (billions)                     $30.2
Shareholder's Equity (billions)                          $4.1
Return on Average Equity*                                22.4 %

Life Insurance in Force (billions)                      $79.2
Assets Owned, Managed or
   Administered (billions):
     Assets managed for institution                     $40.5
     Assets owned, managed or administered
        for individuals:
          Owned Assets:
               Separate Account Assets                   23.0
               Other Owned Assets                        37.0
                                                       ------
                    Total Owned Assets                   60.0
          Managed Assets                                 76.8
          Administered Assets                            11.2
                                                       ------
               Total                                   $188.5
                                                       ======
Market Appreciation (Depreciation) During
   the Period:
     Owned Assets:
          Separate Account Assets                     $(3,712)
          Other Owned Assets                              $91
     Managed Assets                                  $(10,595)

Sales of Selected Products:
     Mutual Funds                                      $5,262
     Annuities                                           $648
     Investment Certificates                             $560
     Life and Other Insurance Products                   $102

Number of Financial Advisors                           10,060
Fees From Financial Plans (thousands)                 $15,595
Product Sales Generated from Financial
     Plans as a Percentage of Total Sales                65.4 %


                                                   Quarter Ended
                                                      June 30,
                                                        1998
                                                   -------------

Revenues, Net of Provisions                              $807
Investments (billions)                                  $31.0
Client Contract Reserves (billions)                     $30.2
Shareholder's Equity (billions)                          $4.0
Return on Average Equity*                                22.3 %

Life Insurance in Force (billions)                      $77.8
Assets Owned, Managed or
   Administered (billions):
     Assets managed for institutions                    $44.0
     Assets owned, managed or administered
        for individuals:
          Owned Assets:
               Separate Account Assets                   26.6
               Other Owned Assets                        37.2
                                                      -------
                    Total Owned Assets                   63.8
          Managed Assets                                 83.0
          Administered Assets                            11.2
                                                       ------
               Total                                   $202.0
                                                       ======
Market Appreciation (Depreciation) During
   the Period:
     Owned Assets:
          Separate Account Assets                        $361
          Other Owned Assets                              $24
     Total Managed Assets                              $1,045

Sales of Selected Products:
     Mutual Funds                                      $5,474
     Annuities                                           $702
     Investment Certificates                             $383
     Life and Other Insurance Products                   $104

Number of Financial Advisors                            9,869
Fees From Financial Plans (thousands)                 $20,891
Product Sales Generated from Financial
     Plans as a Percentage of Total Sales                64.7 %

                                                   Quarter Ended
                                                      March 31,
                                                        1998
                                                   -------------

Revenues, Net of Provisions                              $734
Investments (billions)                                  $31.1
Client Contract Reserves (billions)                     $30.3
Shareholder's Equity (billions)                          $3.8
Return on Average Equity*                                22.1 %

Life Insurance in Force (billions)                      $76.1
Assets Owned, Managed or Administered (billions):
     Assets managed for institutions                    $42.3
     Assets owned, managed or administered
        for individuals:
          Owned Assets:
               Separate Account Assets                   26.0
               Other Owned Assets                        37.0
                                                       ------
                    Total Owned Assets                   63.0
          Managed Assets                                 80.2
          Administered Assets                             9.9
                                                       ------
               Total                                   $195.4
                                                       ======
Market Appreciation (Depreciation) During
   the Period:
     Owned Assets:
          Separate Account Assets                      $2,610
          Other Owned Assets                              $18
     Total Managed Assets                              $8,844

Sales of Selected Products:
     Mutual Funds                                      $5,095
     Annuities                                           $651
     Investment Certificates                             $458
     Life and Other Insurance Products                    $83

Number of Financial Advisors                            9,838**
Fees From Financial Plans (thousands)                 $17,521
Product Sales Generated from Financial
     Plans as a Percentage of Total Sales                65.1 %


                                                   Quarter Ended
                                                    December 31,
                                                        1997
                                                   -------------

Revenues, Net of Provisions                              $731
Investments (billions)                                  $30.7
Client Contract Reserves (billions)                     $30.2
Shareholder's Equity (billions)                          $3.7
Return on Average Equity*                                21.8 %

Life Insurance in Force (billions)                      $74.5
Assets Owned, Managed or Administered (billions):
     Assets managed for institutions                    $40.8
     Assets owned, managed or administered
        for individuals:
          Owned Assets:
               Separate Account Assets                   23.2
               Other Owned Assets                        36.6
                                                       ------
                    Total Owned Assets                   59.8
          Managed Assets                                 72.8
          Administered Assets                             8.4
                                                       ------
               Total                                   $181.8
                                                       ======
Market Appreciation (Depreciation) During
   the Period:
     Owned Assets:
          Separate Account Assets                       $(389)
          Other Owned Assets                              $46
     Total Managed Assets                               $(415)

Sales of Selected Products:
     Mutual Funds                                      $4,563
     Annuities                                           $795
     Investment Certificates                             $423
     Life and Other Insurance Products                   $115

Number of Financial Advisors                            8,776
Fees From Financial Plans (thousands)                 $16,708
Product Sales Generated from Financial
     Plans as a Percentage of Total Sales                65.3 %

*  Excluding the effect of SFAS No. 115.
** Includes 1,105 advisors from the acquisition of Securities
   America in the first quarter of 1998.

(Preliminary)        American Express Bank/Travelers Cheque
                     --------------------------------------
                             Statement of Income
                             -------------------
                                 (Unaudited)
(Dollars in millions)
                                        Quarter Ended
                                        December 31,
                                        -------------  Percentage
                                        1998     1997  Inc/(Dec)
                                        ----     ----  ----------
Net Revenues:
  Interest Income                       $210     $223    (6.0) %
  Interest Expense                       136      148    (8.2)
                                       -----    -----
    Net Interest Income                   74       75    (1.6)
  TC Investment Income                    82       80     2.3
  Foreign Exchange Income                 32       38   (16.6)
  Commissions, Fees and Other Revenue     51       90   (43.4)
                                       -----    -----
    Total Net Revenues                   239      283   (15.7)
                                       -----    -----

Expenses:
  Human Resources                         86       82     4.9
  Other Operating Expenses               136      123     9.9
  Provision for Losses                    15       19   (21.5)
                                       -----    -----
    Total Expenses                       237      224     5.9
                                       -----    -----
Pretax Income/(Loss)                       2       59   (95.9)
Income Tax Benefit                       (34)      (7)      #
                                       -----    -----
Net Income                               $36      $66   (46.0)
                                       =====    =====


                                         Year Ended
                                        December 31,
                                        ------------   Percentage
                                        1998    1997   Inc/(Dec)
                                        ----    ----   ----------
Net Revenues:
  Interest Income                       $854    $897     (4.8) %
  Interest Expense                       564     579     (2.6)
                                       -----   -----
    Net Interest Income                  290     318     (8.8)
  TC Investment Income                   330     331     (0.5)
  Foreign Exchange Income                145     101     43.4
  Commissions, Fees and Other Revenue    237     374    (36.6)
                                       -----   -----
    Total Net Revenues                 1,002   1,124    (10.9)
                                       -----   -----

Expenses:
  Human Resources                        322     306      5.0
  Other Operating Expenses               537     517      3.8
  Provision for Losses                   272      52        #
                                       -----   -----
    Total Expenses                     1,131     875     29.2
                                       -----   -----
Pretax Income/(Loss)                    (129)    249        -
Income Tax Benefit                      (172)    (23)       #
                                       -----   -----
Net Income                               $43    $272    (84.2)
                                       =====   =====

  #   Denotes variance of more than 100%.

(Preliminary)         American Express Bank/Travelers Cheque
                      --------------------------------------
                         Selected Statistical Information
                         --------------------------------
                                   (Unaudited)

(Dollars in billions, except where indicated)

                                        Quarter Ended
                                         December 31,
                                        -------------  Percentage
                                         1998    1997  Inc/(Dec)
                                         ----    ----  ----------
Selected Statistical Information
--------------------------------
Total Shareholder's Equity (millions)    $1,197  $1,248   (4.1) %
Return on Average Common Equity *          4.9 %   28.7 %    -
Return on Average Assets *                0.23 %   1.40 %    -
American Express Bank:
 Total Loans                               $5.6    $6.2   (9.3)
 Total Nonperforming Loans (millions)      $180     $47      #
 Other Nonperforming Assets (millions)      $63     $11      #
 Reserve for Credit Losses (millions)**    $259    $137   89.4
 Loan Loss Reserves as a % of Total Loans   3.8 %   2.1 %    -
 Deposits                                  $8.3    $8.5   (3.0)
 Assets Managed / Administered ***         $6.2    $5.0   24.8
 Assets of Non-Consolidated Joint
    Ventures                               $2.6    $2.4    8.2
 Risk-Based Capital Ratios:
   Tier 1                                   9.8 %  8.8 %    -
   Total                                   12.6 % 12.3 %    -
   Leverage Ratio                           5.5 %  5.3 %    -
Travelers Cheque:
 Sales                                     $5.0    $5.2   (4.3)
 Average Outstanding                       $5.9    $5.7    5.0
 Average Investments                       $5.8    $5.4    7.4
 Tax equivalent yield                       8.8 %   9.2 %    -

#  Denotes variance of more than 100%.

*  Excludes the effect of SFAS No. 115 for all periods presented.

** Allocation:
    Loans                                  $214    $131
    Other Assets, primarily derivatives      43       6
    Other Liabilities                         2       -
                                          -----   -----
    Total Credit Loss Reserves             $259    $137
                                          =====   =====

***Includes assets managed by American Express Financial
   Advisors.


                                          Year End
                                         December 31,
                                        -------------  Percentage
                                        1998    1997   Inc/(Dec)
                                        ----    ----   ----------
Selected Statistical Information
--------------------------------
Total Shareholder's Equity (millions)    $1,197  $1,248   (4.1) %
Return on Average Common Equity *           4.9 %  28.7 %    -
Return on Average Assets *                 0.23 %  1.40 %    -
American Express Bank:
 Total Loans                               $5.6    $6.2   (9.3)
 Total Nonperforming Loans (millions)      $180     $47      #
 Other Nonperforming Assets (millions)      $63     $11      #
 Reserve for Credit Losses (millions)**    $259    $137   89.4
 Loan Loss Reserves as a % of Total Loans   3.8 %   2.1 %    -
 Deposits                                  $8.3    $8.5   (3.0)
 Assets Managed / Administered ***         $6.2    $5.0   24.8
 Assets of Non-Consolidated Joint
   Ventures                                $2.6    $2.4    8.2
 Risk-Based Capital Ratios:
   Tier 1                                   9.8 %   8.8 %    -
   Total                                   12.6 %  12.3 %    -
   Leverage Ratio                           5.5 %   5.3 %    -
Travelers Cheque:
 Sales                                    $24.0   $25.0   (3.9)
 Average Outstanding                       $6.0    $5.9    1.1
 Average Investments                       $5.8    $5.6    2.5
 Tax equivalent yield                       9.0 %   9.2 %    -

#  Denotes variance of more than 100%.

*  Excludes the effect of SFAS No. 115 for all periods presented.

** Allocation:
    Loans                                  $214     $131
    Other Assets, primarily derivatives      43        6
    Other Liabilities                         2        -
                                          -----    -----
    Total Credit Loss Reserves             $259     $137
                                          =====    =====

***Includes assets managed by American Express Financial
   Advisors.

(Preliminary)         American Express Bank/Travelers Cheque
                      --------------------------------------
                               Statement of Income
                               -------------------
                                   (Unaudited)

(Dollars in millions)                               Quarter Ended
                                                     December 31,
                                                         1998
                                                    --------------
Net Revenues:
     Interest Income                                     $210
     Interest Expense                                     136
                                                        -----
          Net Interest Income                              74
     TC Investment Income                                  82
     Foreign Exchange Income                               32
     Commissions, Fees and Other Revenue                   51
                                                        -----
          Total Net Revenues                              239
                                                        -----

Expenses:
     Human Resources                                       86
     Other Operating Expenses                             136
     Provision for Losses                                  15
                                                        -----
          Total Expenses                                  237
                                                        -----
Pretax Income/(Loss)                                        2
Income Tax Benefit                                        (34)
                                                        -----
Net Income/(Loss)                                         $36
                                                        =====

                                                   Quarter Ended
                                                   September 30,
                                                         1998
                                                   -------------
Net Revenues:
     Interest Income                                     $217
     Interest Expense                                     143
                                                        ------
          Net Interest Income                              74
     TC Investment Income                                  88
     Foreign Exchange Income                               30
     Commissions, Fees and Other Revenue                   63
                                                        ------
          Total Net Revenues                              255
                                                        ------

Expenses:
     Human Resources                                       83
     Other Operating Expenses                             140
     Provision for Losses                                  12
                                                        ------
          Total Expenses                                  235
                                                        ------
Pretax Income/(Loss)                                       20
Income Tax Benefit                                        (23)
                                                        ------
Net Income/(Loss)                                         $43
                                                        ======

                                                   Quarter Ended
                                                       June 30,
                                                         1998
                                                   -------------
Net Revenues:
     Interest Income                                     $218
     Interest Expense                                     147
                                                        ------
          Net Interest Income                              71
     TC Investment Income                                  80
     Foreign Exchange Income                               35
     Commissions, Fees and Other Revenue                   65
                                                        ------
          Total Net Revenues                              251
                                                        ------
Expenses:
     Human Resources                                       79
     Other Operating Expenses                             136
     Provision for Losses                                  13
                                                        ------
          Total Expenses                                  228
                                                        ------
Pretax Income/(Loss)                                       23
Income Tax Benefit                                        (24)
                                                        ------
Net Income/(Loss)                                         $47
                                                        ======

                                                   Quarter Ended
                                                      March 31,
                                                         1998
                                                   -------------
Net Revenues:
     Interest Income                                     $210
     Interest Expense                                     139
                                                        ------
          Net Interest Income                              71
     TC Investment Income                                  80
     Foreign Exchange Income                               48
     Commissions, Fees and Other Revenue                   58
                                                        ------
          Total Net Revenues                              257
                                                        ------

Expenses:
     Human Resources                                       74
     Other Operating Expenses                             124
     Provision for Losses                                 233
                                                        ------
          Total Expenses                                  431
                                                        ------
Pretax Income/(Loss)                                     (174)
Income Tax Benefit                                        (91)
                                                        ------
Net Income/(Loss)                                        $(83)
                                                        ======

                                                   Quarter Ended
                                                    December 31,
                                                         1997
                                                   -------------
Net Revenues:
     Interest Income                                     $223
     Interest Expense                                     148
                                                        ------
          Net Interest Income                              75
     TC Investment Income                                  80
     Foreign Exchange Income                               38
     Commissions, Fees and Other Revenue                   90
                                                        ------
          Total Net Revenues                              283
                                                        ------

Expenses:
     Human Resources                                       82
     Other Operating Expenses                             123
     Provision for Losses                                  19
                                                        ------
          Total Expenses                                  224
                                                        ------
Pretax Income/(Loss)                                       59
Income Tax Benefit                                         (7)
                                                        ------
Net Income/(Loss)                                         $66
                                                        ======

(Preliminary)       American Express Bank/Travelers Cheque
                    --------------------------------------
                       Selected Statistical Information
                       --------------------------------
                                 (Unaudited)

                                                    Quarter Ended
                                                     December 31,
                                                         1998
                                                    -------------
Selected Statistical Information
--------------------------------
Total Shareholder's Equity (millions)                  $1,197
Return on Average Common Equity *                         4.9 %
Return on Average Assets *                               0.23 %
American Express Bank:
     Total Loans                                         $5.6
     Total Nonperforming Loans (millions)                $180
     Other Nonperforming Assets (millions)                $63
     Reserve for Credit Losses (millions)**              $259
     Loan Loss Reserves as a % of Total Loans             3.8 %
     Deposits                                            $8.3
     Assets Managed / Administered ***                   $6.2
     Assets of Non-Consolidated Joint Ventures           $2.6
     Risk-Based Capital Ratios:****
          Tier 1                                          9.8 %
          Total                                          12.6 %
          Leverage Ratio                                  5.5 %
Travelers Cheque:
     Sales                                               $5.0
     Average Outstanding                                 $5.9
     Average Investments                                 $5.8
     Tax equivalent yield                                 8.8 %

                                                   Quarter Ended
                                                   September 30,
                                                        1998
                                                   -------------
Selected Statistical Information
--------------------------------
Total Shareholder's Equity (millions)                  $1,210
Return on Average Common Equity *                         8.1 %
Return on Average Assets *                               0.39 %
American Express Bank:
     Total Loans                                         $6.1
     Total Nonperforming Loans (millions)                $239
     Other Nonperforming Assets (millions)                $92
     Reserve for Credit Losses (millions)**              $348
     Loan Loss Reserves as a % of Total Loans             4.6 %
     Deposits                                            $8.7
     Assets Managed/Administered ***                     $5.7
     Assets of Non-Consolidated Joint Ventures           $2.4
     Risk-Based Capital Ratios:****
          Tier 1                                          9.4 %
          Total                                          12.2 %
          Leverage Ratio                                  5.6 %
Travelers Cheque:
     Sales                                               $7.8
     Average Outstanding                                 $6.4
     Average Investments                                 $6.1
     Tax equivalent yield                                 8.8 %

                                                   Quarter Ended
                                                      June 30,
                                                        1998
                                                   --------------
Selected Statistical Information
--------------------------------
Total Shareholder's Equity (millions)                  $1,135
Return on Average Common Equity *                        10.4 %
Return on Average Assets *                               0.50 %
American Express Bank:
     Total Loans                                         $6.1
     Total Nonperforming Loans (millions)                $205
     Other Nonperforming Assets (millions)                $73
     Reserve for Credit Losses (millions)**              $350
     Loan Loss Reserves as a % of Total Loans             4.3 %
     Deposits                                            $8.1
     Assets Managed/Administered ***                     $5.6
     Assets of Non-Consolidated Joint Ventures           $2.7
     Risk-Based Capital Ratios:****
          Tier 1                                          9.2 %
          Total                                          12.2 %
          Leverage Ratio                                  5.6 %
Travelers Cheque:
     Sales                                               $6.4
     Average Outstanding                                 $6.0
     Average Investments                                 $5.7
     Tax equivalent yield                                 9.0 %

                                                   Quarter Ended
                                                      March 31,
                                                         1998
                                                   -------------
Selected Statistical Information
--------------------------------
Total Shareholder's Equity (millions)                   $1,119
Return on Average Common Equity *                         12.5 %
Return on Average Assets *                                0.61 %
American Express Bank:
     Total Loans                                          $6.0
     Total Nonperforming Loans (millions)                 $149
     Other Nonperforming Assets (millions)                $102
     Reserve for Credit Losses (millions)**               $359
     Loan Loss Reserves as a % of Total Loans              4.9 %
     Deposits                                             $8.3
     Assets Managed/Administered ***                      $5.1
     Assets of Non-Consolidated Joint Ventures            $2.6
     Risk-Based Capital Ratios:****
          Tier 1                                           9.0 %
          Total                                           12.2 %
          Leverage Ratio                                   5.1 %
Travelers Cheque:
     Sales                                                $4.8
     Average Outstanding                                  $5.7
     Average Investments                                  $5.4
     Tax equivalent yield                                  9.2 %

                                                   Quarter Ended
                                                    December 31,
                                                         1997
                                                   -------------
Selected Statistical Information
--------------------------------
Total Shareholder's Equity (millions)                   $1,248
Return on Average Common Equity *                         28.7 %
Return on Average Assets *                                1.40 %
American Express Bank:
     Total Loans                                          $6.2
     Total Nonperforming Loans (millions)                  $47
     Other Nonperforming Assets (millions)                 $11
     Reserve for Credit Losses (millions)**               $137
     Loan Loss Reserves as a % of Total Loans              2.1 %
     Deposits                                             $8.5
     Assets Managed/Administered ***                      $5.0
     Assets of Non-Consolidated Joint Ventures            $2.4
     Risk-Based Capital Ratios:****
          Tier 1                                           8.8 %
          Total                                           12.3 %
          Leverage Ratio                                   5.3 %
Travelers Cheque:
     Sales                                                $5.2
     Average Outstanding                                  $5.7
     Average Investments                                  $5.4
     Tax equivalent yield                                  9.2 %


 * Excludes the effect of SFAS No.115 for all periods presented.

**  Allocation:
                            Quarter Ended
       ----------------------------------------------------------
       December 31, September 30, June 30, March 31, December 31,
             1998       1998       1998      1998       1997
             ----       ----       ----      ----       ----
Loans        $214       $279       $265      $294       $131
Other Assets,
 primarily
 derivatives   43         66         84        59          6
Other
 Liabilities    2          3          1         6          -
             ----       ----       ----      ----       ----
Total
 Credit Loss
 Reserves    $259       $348       $350      $359       $137
             ====       ====       ====      ====       ====

*** Includes assets managed by American Express Financial
    Advisors.

****March 31, 1998 amounts are Proforma reflecting regulatory capital actions taken in April 1998.

                           American Express Bank
                           ---------------------
                       Exposures By Country and Region
                       -------------------------------
                                 (Unaudited)

($ in billions)

                              Net
                           Guarantees         12/31/98   9/30/98
                 FX and        and              Total     Total
Country  Loans Derivatives Contingents Other* Exposure** Exposure**
-------  ----- ----------- ----------- ------ ---------- --------
Hong Kong  $0.9       -        $0.1      $0.1      $1.1      $1.2
Indonesia   0.3       -           -       0.1       0.4       0.5
Singapore   0.4       -         0.1       0.1       0.6       0.6
Korea       0.1       -         0.1       0.2       0.3       0.4
Taiwan      0.4       -         0.1         -       0.5       0.6
China         -       -           -         -         -       0.1
Japan         -       -           -       0.1       0.1       0.1
Thailand      -       -           -         -         -         -
Other       0.1       -           -       0.1       0.1       0.2
           ----    ----        ----      ----     -----     -----
Total Asia/
 Pacific
 Region**   2.1     0.1         0.4       0.6       3.2       3.7
           ----    ----        ----      ----     -----     -----
Chile       0.3       -           -       0.1       0.4       0.5
Brazil      0.3       -           -       0.1       0.4       0.4
Mexico      0.1       -           -         -       0.1       0.1
Peru        0.1       -           -         -       0.1       0.1
Argentina   0.1       -           -         -       0.1       0.1
Other       0.3       -           -       0.1       0.4       0.3
           ----    ----        ----      ----     -----     -----
Total Latin
  America** 1.1       -           -       0.3       1.4       1.6
           ----    ----        ----      ----     -----     -----
India       0.3       -         0.1       0.4       0.8       0.8
Pakistan    0.1       -           -       0.1       0.2       0.2
Other       0.1       -         0.1       0.1       0.2       0.3
           ----    ----        ----      ----     -----     -----
Total Sub
Continent** 0.5       -         0.1       0.6       1.2       1.3
           ----    ----        ----      ----     -----     -----
Egypt       0.5       -           -       0.2       0.7       0.8
Other       0.1       -         0.1       0.1       0.3       0.3
           ----    ----        ----      ----     -----     -----
Total Middle
 East &
  Africa**  0.6       -         0.1       0.3       1.0       1.1
           ----    ----        ----      ----     -----     -----
Total
 Europe***  1.0     0.1         1.1       2.2       4.4       4.5

Total North
 America    0.2     0.1         0.1       1.6       1.9       1.6
           ----    ----        ----      ----     -----     -----
Total World-
  wide**   $5.6    $0.3        $1.8      $5.5     $13.2     $13.8
           ====    ====        ====      ====     =====     =====

 *  Includes cash, placements and securities.
 ** Individual items may not add to totals due to rounding.
 ***Total exposure at 12/31/98 includes $20 million of exposures to Russia, which decreased from $35 million at 9/30/98.